                                                                      Exhibit 99

                     [LOGO] Banc of America Securities (TM)

--------------------------------------------------------------------------------

MBS Hypothetical Term Sheet

3/1 Alternative-A Adjustable Rate Mortgage Pass-Through Certificates

$92,500,000 (approximate)

Class 1-A (Offered Certificates)

March 3, 2005

--------------------------------------------------------------------------------
This Hypothetical Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BAS makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and no issuer has, to date, been identified.

--------------------------------------------------------------------------------
3/1 Alt-A Arms $92,500,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                               To Mandatory Call
--------------------------------------------------------------------------------------------------------------
                                                      Est.   Est. Prin.     Expected
             Approx.                                  WAL      Window         Final       Delay     Expected
Class       Size/(1)/    Interest - Principal Type   (yrs)   (mos)/(3)/   Maturity/(3)/    Days   Ratings/(5)/
--------   -----------   -------------------------   -----   ----------   -------------   -----   ------------
1-A/(2)/   $92,500,000           Fixed/(4)/           1.94      1-36        3/25/2008       24      AAA / Aaa
1-X
1-A-R
1-M-1
1-B-1                                            Information Not Provided
1-B-2
1-B-3
1-B-4

1-B-5
--------------------------------------------------------------------------------------------------------------

/(1)/ Class sizes are subject to change.

/(2)/ As described herein, the Class 1-A Certificates are subject to Mandatory
     Redemption. The Class 1-A Certificates are assumed to have a fixed coupon of 3.35% until the Mandatory Auction Call.

/(3)/ Estimated Principal Window and Expected Final Maturity are calculated based on a prepayment speed of 25% CPR.

/(4)/ For each Distribution Date, interest will accrue on the Class 1-A
     Certificates at a rate equal to 3.35% (based upon the Stated Principal Balances of the Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ Two of Standard & Poor's, Moody's Investor Service, Inc. and/or Fitch
     Ratings.

Banc of America Securities LLC                                                 2
--------------------------------------------------------------------------------
This Hypothetical Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BAS makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and no issuer has, to date, been identified.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3/1 Alt-A Arms $92,500,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Transaction:                     3/1 Alternative-A Mortgage Pass-Through
                                 Certificates

Lead Manager (Book Runner):      Banc of America Securities LLC

Mandatory Redemption:            Five business days prior to the Distribution
                                 Date in March 2008 (the "Auction Distribution
                                 Date"), the Auction Administrator will auction the Class 1-A Certificates to third party investors. The proceeds of the auction and amounts received from the Swap Counterparty, if any, will be paid to the Auction
                                 Administrator who will then distribute an amount equal to the Par Price to each of the holders of the Class 1-A Certificates on the Auction Distribution Date. These holders will be obligated to tender their respective
                                 Certificates to the Auction Administrator. The
                                 Swap Counterparty, pursuant to a Par Price
                                 Payment Agreement with the Auction
                                 Administrator, will agree to pay the excess, if any, of the Par Price over the Auction
                                 Price. If the amounts received at the auction are greater than the par price for each of the Class 1-A Certificates, that excess will not be paid to certificate holders.

Swap Counterparty:               [Bank of America, N.A. will be the Swap
                                 Counterparty.]

Par Price:                       With respect to each Class 1-A Certificate,
                                 the sum of (i) 100% of the Certificate Balance of such Certificate on the Mandatory
                                 Redemption Distribution Date (after giving effect to all distributions and the allocation of Realized Losses on such date) and (ii) accrued interest on such Certificate, at the pass-through rate thereon, for the period from the first day of the month in which the Auction Distribution Date occurs up to but excluding the Auction Distribution Date.

Auction Price:                   The price at which the Auction Administrator
                                 sells each of the Class 1-A Certificates to third-party investors.

Trustee:                         TBD

Rating Agencies:                 Two of Standard & Poor's, Moody's Investor
                                 Service, Inc. and/or Fitch Ratings.

Transaction Size:                TBD

Securities Offered:              $92,500,000 Class 1-A Certificates (+/- 10%)

Group 1 Collateral:              3/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.

Expected Pricing Date:           TBD

Expected Closing Date:           TBD

Collection Period:               The calendar month preceding the current
                                 Distribution Date.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 3
--------------------------------------------------------------------------------
This Hypothetical Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BAS makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and no issuer has, to date, been identified.

--------------------------------------------------------------------------------
3/1 Alt-A Arms $92,500,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Distribution Date:               25th of each month, or the next succeeding
                                 business day (First Payment Date: [April 25,
                                 2005])

Cut-Off Date:                    [March 1, 2005]

Class A Certificates:            Class 1-A, Class 1-X and Class 1-A-R
                                 Certificates (the "Class A Certificates"). The
                                 Class 1-A-R and Class 1-X Certificates are not offered hereunder.

Subordinate Certificates:        Class 1-M-1, Class 1-B-1, Class 1-B-2, Class
                                 1-B-3, Class 1-B-4 and Class 1-B-5
                                 Certificates (the "Class B Certificates"). The
                                 Subordinate Certificates are not offered hereunder.

Senior Certificates:             Class 1-A, Class 1-X and 1-A-R Certificates

Day Count:                       30/360

Prepayment Speed:                25% CPR

Clearing:                        DTC, Clearstream and Euroclear

                                   Original
                                 Certificate      Minimum       Incremental
Denominations:                       Form      Denominations   Denominations
                                 -----------   -------------   -------------
   Class 1-A Offered              Book Entry       $1,000            $1
      Certificates

SMMEA Eligibility:               The Class 1-A Certificates and the Class 1-M-1
                                 Certificates are expected to constitute
                                 "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:               The Class 1-A Certificates are expected to be
                                 ERISA eligible under the "Investor Based
                                 Exemptions." The Class 1-M-1, Class 1-B-1 and
                                 Class 1-B-2 Certificates are expected to be ERISA eligible under the "Underwriter
                                 Exemption."

Tax Structure:                   REMIC.

Optional Clean-up Call:          Any Distribution Date on or after which the
                                 Aggregate Principal Balance of the Mortgage
                                 Loans declines to 10% or less of the Aggregate
                                 Principal Balance as of the Cut-Off Date
                                 ("Cut-Off Date Pool Principal Balance").
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 4
--------------------------------------------------------------------------------
This Hypothetical Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BAS makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and no issuer has, to date, been identified.

--------------------------------------------------------------------------------
3/1 Alt-A Arms $92,500,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Principal Distribution:          Principal will be allocated to the Certificates
                                 according to the Priority of Distributions: The
                                 Senior Principal Distribution Amount will generally be allocated to the Class 1-A-R and Class 1-A Certificates sequentially in that order until their class balances have been reduced to zero. The Subordinate Principal
                                 Distribution Amount will generally be allocated to the Subordinate Certificate on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations.

Interest Accrual:                Interest will accrue on the Senior Certificates
                                 during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, a "Interest Accrual Period"). Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Administrative Fee:              The Administrative Fees with respect to the
                                 Trust are payable out of the interest payments
                                 received on each Mortgage Loan. The
                                 "Administrative Fees" consist of (a) servicing
                                 compensation payable to the Servicer in respect
                                 of its servicing activities (the "Servicing
                                 Fee"), (b) fees paid to the Trustee and (c) any
                                 lender paid mortgage insurance ("LPMI"). The
                                 Administrative Fees will accrue on the Stated
                                 Principal Balance of each Mortgage Loan at a
                                 rate (the "Administrative Fee Rate") equal to
                                 the sum of the Servicing Fee Rate for such
                                 Mortgage Loan, the Trustee Fee Rate and the
                                 LPMI Fee Rate, if any. The "Trustee Fee Rate"
                                 will be [0.009%] per annum. The Servicing Fee
                                 Rate will be [0.25%] per annum. The weighted
                                 average LPMI Fee Rate for the Mortgage Loans is
                                 expected to be [   ]%.
                                                 ---

Compensating Interest:           The aggregate servicing fee payable to the
                                 Servicer for any month will be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for such
                                 Distribution Date and (ii) [one half of] one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:      As to any Mortgage Loan and Distribution Date,
                                 the excess of its mortgage interest rate over
                                 the Administrative Fee Rate.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 5
--------------------------------------------------------------------------------
This Hypothetical Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BAS makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and no issuer has, to date, been identified.

--------------------------------------------------------------------------------
3/1 Alt-A Arms $92,500,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Pool Distribution Amount:        The Pool Distribution Amount with respect to
                                 any Distribution Date will be equal to the sum of (i) all scheduled installments of interest
                                 (net of the related Servicing Fees and LPMI
                                 Fees) and principal corresponding to the related Collection Period, together with any advances in respect thereof or any compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage
                                 Loans, by foreclosure or otherwise, during the related Collection Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage
                                 Loans corresponding to the related Collection
                                 Period; and (iv) any substitution adjustment payments in connection with any defective
                                 Mortgage Loan received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool
                                 Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:               The Senior Percentage for any Distribution Date
                                 will equal (i) the aggregate principal balance of the Class A Certificates immediately prior to such date, divided by (ii) the aggregate principal balance of the Mortgage Loans for such date.

Subordinate Percentage:          The Subordinate Percentage for any Distribution
                                 Date will equal 100% minus the Senior
                                 Percentage for such date.

Subordinate Prepayment           The Subordinate Prepayment Percentage for any
Percentage:                      Distribution Date will equal 100% minus the
                                 Senior Prepayment Percentage for such date.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 6
--------------------------------------------------------------------------------
This Hypothetical Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BAS makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and no issuer has, to date, been identified.

--------------------------------------------------------------------------------
3/1 Alt-A Arms $92,500,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Senior Prepayment   For the following Distribution Dates, will be as follows:
Percentage:

                    Distribution Date               Senior Prepayment Percentage
                    -----------------               ----------------------------
                    April 2005 through March 2015   100%;
                    April 2015 through March 2016   the applicable Senior
                                                    Percentage plus, 70% of the
                                                    applicable Subordinate
                                                    Percentage;
                    April 2016 through March 2017   the applicable Senior
                                                    Percentage plus, 60% of the
                                                    applicable Subordinate
                                                    Percentage;
                    April 2017 through March 2018   the applicable Senior
                                                    Percentage plus, 40% of the
                                                    applicable Subordinate
                                                    Percentage;
                    April 2018 through March 2019   the applicable Senior
                                                    Percentage plus, 20% of the
                                                    applicable Subordinate
                                                    Percentage;
                    April 2019 and thereafter       the applicable Senior
                       provided, however,           Percentage;

                    (i) if on any Distribution Date the Senior Percentage exceeds the Senior Percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for such Distribution Date will equal 100%,

                    (ii) if on any Distribution Date prior to the April 2008
                         Distribution Date, prior to giving effect to any distributions on such Distribution Date, the Subordinate Percentage is greater than or equal to twice the Subordinate Percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for that Distribution Date will equal the Senior Percentage plus 50% of the Subordinate Percentage, and

                    (iii) if on or after the April 2008 Distribution Date, prior to giving effect to any distributions on such Distribution Date, the Subordinate Percentage is greater than or equal to twice the Subordinate Percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for that Distribution Date will equal the Senior Percentage.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 7
--------------------------------------------------------------------------------
This Hypothetical Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BAS makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and no issuer has, to date, been identified.

--------------------------------------------------------------------------------
3/1 Alt-A Arms $92,500,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Principal Amount:                The Principal Amount for any Distribution Date
                                 will equal the sum of (a) the principal portion of each Monthly Payment (without giving effect to payments to certain reductions thereof due on each Mortgage Loan on the related Due Date),
                                 (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan received with respect to such Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a liquidated Mortgage
                                 Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans received during the calendar month preceding the month of such Distribution Date.

Senior Principal Distribution    The Senior Principal Distribution Amount for
Amount:                          any Distribution Date will equal the sum of (i)
                                 the Senior Percentage for such of all amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Distribution Date and (ii) the Senior
                                 Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Distribution Date subject to certain reductions due to losses.

Subordinate Principal            The Subordinate Principal Distribution Amount
Distribution Amount:             for any Distribution Date will equal the sum of
                                 (i) the Subordinate Percentage of the amounts
                                 described in clauses (a) and (d) of the
                                 definition of "Principal Amount" for such
                                 Distribution Date and (ii) the Subordinate
                                 Prepayment Percentage of the amounts described
                                 in clauses (e) and (f) of the definition of
                                 "Principal Amount" for such Distribution Date.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 8
--------------------------------------------------------------------------------
This Hypothetical Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BAS makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and no issuer has, to date, been identified.

--------------------------------------------------------------------------------
3/1 Alt-A Arms $92,500,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Credit Support
--------------------------------------------------------------------------------
Credit enhancement is provided by the allocation of all principal prepayments to the Senior Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Senior Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Senior Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Senior Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                      Subordination of Class B Certificate
                       -----------------------------------
                                     Class A
                             Credit Support (7.50%)
                       -----------------------------------
                                    Class M-1
                             Credit Support (5.00%)
                       -----------------------------------
                                    Class B-1
                             Credit Support (3.75%)
                       -----------------------------------       Order of
      Priority of                   Class B-2                      Loss
        Payment              Credit Support (2.50%)             Allocation
                       -----------------------------------
                                    Class B-3
                              Credit Support 1.20%)
                       -----------------------------------
                                    Class B-4
                             Credit Support (0.45%)
                       -----------------------------------
                                    Class B-5
                             Credit Support (0.00%)
                       -----------------------------------

--------------------------------------------------------------------------------
                            Priority of Distributions
--------------------------------------------------------------------------------
Distributions to the Certificates will be made on each Distribution Date from the Pool Distribution Amount in the following order of priority:
--------------------------------------------------------------------------------

                            Priority of Distributions
--------------------------------------------------------------------------------
                             First, to the Trustee.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Second, to the Senior Certificates to pay Interest;
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              Third, to the Senior Certificates to pay Principal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fourth, sequentially, to each class of Subordinate Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class 1-M-1 Certificates, then to the Class 1-B Certificates in numerical order, until each class balance is zero; and
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Fifth, to the residual certificate, any remaining amounts.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 9
--------------------------------------------------------------------------------
This Hypothetical Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BAS makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and no issuer has, to date, been identified.

--------------------------------------------------------------------------------
3/1 Alt-A Arms $92,500,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Expected Collateral Characteristics
--------------------------------------------------------------------------------

                                                                                                Weighted
                                          Weighted Average     Weighted            % Interest    Average
Size           Gross WAC   Gross Margin         FICO         Average LTV   % CA.      Only      Loan Age
--------------------------------------------------------------------------------------------------------
$100,000,000     5.90%         2.25%             695             75%        55%        85%         0-1
--------------------------------------------------------------------------------------------------------

..    All numbers within this table are estimations only.

-----------------------------------------------------------------------------------------------------
                            Class 1-A Certificates Yield to Mandatory Call
-----------------------------------------------------------------------------------------------------
                      10 CPR      15 CPR      20 CPR      25 CPR      30 CPR      35 CPR      40 CPR
-----------------------------------------------------------------------------------------------------
Yield 100-00          3.339%      3.325%      3.309%      3.294%      3.276%      3.258%      3.238%
-----------------------------------------------------------------------------------------------------
WAL                    2.53        2.32        2.12        1.94        1.77        1.61        1.46
-----------------------------------------------------------------------------------------------------
Modified Duration     2.377       2.186       2.004       1.833       1.673       1.525       1.386
-----------------------------------------------------------------------------------------------------
                    4/25/05 -   4/25/05 -   4/25/05 -   4/25/05 -   4/25/05 -   4/25/05 -   4/25/05 -
Principal Window     3/25/08     3/25/08     3/25/08     3/25/08     3/25/08     3/25/08     3/25/08
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
1 Year LIBOR           2.43        2.43        2.43        2.43        2.43        2.43        2.43
-----------------------------------------------------------------------------------------------------

..    The assumed yields for 1 Year, 2 Year, 3 Year, 4 Year and 5 Year Swaps is
     assumed to be 3.561%, 3.938%, 4.138%, 4.284%, and 4.406%, respectively.

Banc of America Securities LLC                                                10
--------------------------------------------------------------------------------
This Hypothetical Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BAS makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and no issuer has, to date, been identified.

--------------------------------------------------------------------------------
3/1 Alt-A Arms $92,500,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Risk Factors
--------------------------------------------------------------------------------
Your Yield Will Be Affected By   Borrowers may, at their option, prepay their
Prepayments:                     mortgage loans in whole or in part at any time.
                                 We cannot predict the rate at which borrowers will repay their mortgage loans. A prepayment of a mortgage loan, however, will result in a prepayment on the certificates.

                                 The rate and timing of prepayment of the mortgage loans in a loan group or loan groups will affect the yields to maturity and weighted average lives of the related classes of certificates. Any reinvestment risks from faster or slower prepayments of mortgage loans will be borne entirely by the holders of the related certificates.

Your Yield Will Be Affected By   During the interest-only period, these mortgage
The Interest-Only Feature Of     loans may be less likely to prepay since the
Substantially All Of The         perceived benefits from refinancing may be less
Mortgage Loans:                  than if the mortgage loans were fully
                                 amortizing. As the interest-only period
                                 approaches its end, however, these mortgage loans may be more likely to be refinanced in order to avoid higher monthly payments necessary to fully amortize the mortgage loans.

Your Yield Will Be Affected by   The timing of principal payments on the
How Distributions Are            certificates will be affected by a number of
Allocated to the Certificates:   factors, including:

                                 . the extent of prepayments on the mortgage loans;

                                 . how payments of principal are allocated among the classes of certificates;

                                 . whether the servicer exercises its right, in its sole discretion, to terminate the portion of the trust fund related to the certificates;

                                 . the rate and timing of payment defaults and losses on the mortgage loans; and

                                 . repurchases of mortgage loans for material
                                 breaches of representations and warranties.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                11
--------------------------------------------------------------------------------
This Hypothetical Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BAS makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and no issuer has, to date, been identified.

--------------------------------------------------------------------------------
3/1 Alt-A Arms $92,500,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Risk Factors
--------------------------------------------------------------------------------
Credit Enhancement May Not Be    The certificates are not insured by any
Sufficient to Protect Senior     financial guaranty insurance policy. The
Certificates from Losses:        subordination features are intended to enhance
                                 the likelihood that senior certificateholders will receive regular payments of interest and principal.

                                 Subordination. Credit enhancement will be provided for the certificates, first, by the right of the holders of certificates to receive payments of principal before the classes subordinated to them and, second, by the allocation of realized losses, other than excess losses, on the mortgage loans in an aggregate loan group to the related classes of subordinated certificates in the reverse order of their priority of payment.

Certain Interest Shortfalls      The servicer is required to reduce its
Will Be Allocated to the         servicing fee to offset prepayment interest
Certificates:                    shortfalls, but the reduction for any
                                 distribution date is limited to one-half of the servicing fee for the related month.

                                 In addition, your certificates may be subject to certain shortfalls in interest collections arising from the application of the Servicemembers Civil Relief Act ("Relief Act").

Impact of World Events:          The economic impact of the United States'
                                 military operations in Iraq, Afghanistan and other parts of the world, as well as the possibility of terrorist attacks domestically or abroad, is uncertain, but could have a material effect on general economic conditions, consumer confidence, and market liquidity.

Geographic Concentration         Economic conditions in states with significant
Increases Risk That              concentrations (which may or may not affect
Certificate Yields Could Be      real property values) may affect the ability of
Impaired:                        borrowers to repay their loans on time.

You May Have Difficulty          No market for any of the certificates will
Reselling Certificates:          exist before they are issued. The underwriter
                                 intends to make a secondary market in the classes of certificates purchased by it, but has no obligation to do so.

                                 The secondary markets for mortgage backed
                                 securities have experienced periods of
                                 illiquidity and can be expected to do so in the future. Illiquidity can have a severely adverse effect on the prices of securities that are especially sensitive to prepayment, credit, or interest rate risk, or that have been structured to meet the investment requirements of limited categories of investors.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                12
--------------------------------------------------------------------------------
This Hypothetical Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BAS makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and no issuer has, to date, been identified.

--------------------------------------------------------------------------------
3/1 Alt-A Arms $92,500,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Risk Factors
--------------------------------------------------------------------------------
Certificates May Not Be          The offered certificates may not be an
Appropriate for Some             appropriate investment for investors who do not
Investors:                       have sufficient resources or expertise to
                                 evaluate the particular characteristics of each applicable class of offered certificates.

                                 . the yield to maturity of offered certificates purchased at a price other than par will be sensitive to the uncertain rate and timing of principal prepayments on the mortgage loans in the related loan group, in the case of the senior certificates, or the related loan groups; in the case of the subordinated certificates;

                                 . the rate of principal distributions on, and the weighted average lives of, the offered certificates will be sensitive to the uncertain rate and timing of principal prepayments on the mortgage loans in the related loan group, in the case of the senior certificates, or the related loan groups, in the case of the subordinated certificates, and the priority of principal distributions among the classes of certificates. Accordingly, the offered certificates may be an inappropriate investment if you require a distribution of a particular amount of principal on a specific date or an otherwise predictable stream of distributions;

                                 . you may not be able to reinvest distributions on an offered certificate (which, in general, are expected to be greater during periods of relatively low interest rates) at a rate at least as high as the pass-through rate applicable to your certificate; or

                                 . a secondary market for the offered
                                 certificates may not develop or provide
                                 certificateholders with liquidity of
                                 investment.

Interest Rate Movements Will     A major component of the risk to the trade
Affect the Value Of Your Fixed   comes from movements in interest rates and
Rate Certificates:               interest rate volatility. Generally, as
                                 interest rates of a similar duration to the Certificates you purchase increase (decrease), the price of your security will decrease
                                 (increase).

                                 Further, as interest rates decrease there can be no assurance that your Certificates' price will increase as much as a corresponding rate increase would cause your Certificates' price to decrease.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                13
--------------------------------------------------------------------------------
This Hypothetical Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BAS makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and no issuer has, to date, been identified.